UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 3.03    Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of stockholders of Jaguar Health, Inc. (the “Company”) held on December 9, 2020 and reconvened on December 22, 2020 (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Fifth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s voting common stock (“Common Stock”) at a ratio of not less than one-for-two and not greater than one-for-twenty, with the exact ratio within that range to be determined in the discretion of the Company’s board of directors (the “Board”) on or before December 9, 2021.

Pursuant to such authority granted by the Company’s stockholders, the Board approved a one-for-three reverse stock split (the “Reverse Stock Split”) of the Common Stock and the filing of the Fifth Amendment to effectuate the Reverse Stock Split. On September 3, 2021, the Company filed the Fifth Amendment with the Secretary of State of the State of Delaware, and the Reverse Stock Split will become effective in accordance with the terms of the Fifth Amendment at 12:01 am Eastern Time on September 8, 2021 (the “Effective Time”). When the Reverse Stock Split becomes effective, every three (3) shares of the Company’s issued and outstanding Common Stock immediately prior to the Effective Time shall automatically be reclassified into one (1) share of Common Stock, without any change in the par value per share.  The Reverse Stock Split reduces the number of shares of Common Stock issuable upon the conversion of the Company’s outstanding non-voting common stock and the exercise or vesting of its outstanding stock options and warrants in proportion to the ratio of the Reverse Stock Split and causes a proportionate increase in the conversion and exercise prices of such non-voting common stock, stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the Effective Time will be reduced proportionately. The Reverse Stock Split did not change the total number of authorized shares of Common Stock or preferred stock.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

American Stock Transfer and Trust Company, LLC is acting as exchange agent for the Reverse Stock Split and will correspond stockholders of record regarding the Reverse Stock Split. Stockholders who hold their shares in book-entry form or in “street name” (through a broker, bank or other holder of record) are not required to take any action.

Commencing on September 8, 2021, trading of the Company’s Common Stock will continue on The Nasdaq Capital Market on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 47010C607.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders of the Company (“Annual Meeting”) on September 3, 2021. Six proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.	Proposal to elect one Class III director, Greg J. Divis, was approved by the stockholders by the following vote:

For	Withheld	Broker Non- Votes
38,359,499.55	5,847,699.00	20,221,518.00

2.	Proposal to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
59,982,055.55	2,644,826.00	1,801,835.00	0.00

3.	Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 150,000,000 shares to 290,000,000 shares, was not approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
48,327,240.55	14,569,030.00	1,532,446.00	0.00

4.	Proposal to approve, on a non-binding advisory basis, the compensation paid by use to the Company’s named executive officers, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
34,344,282.55	6,926,168.00	2,936,748.00	20,221,518.00

5.	Proposal to indicate, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation paid by the Company to the Company’s named executive officers, whereby the frequency of 3 Years was approved by the stockholders by the following vote:

3 Years	2 Years	1 Year	Abstain	Broker Non- Votes
24,431,696.00	3,043,578.00	12,946,265.55	3,785,659.00	20,221,518.00

6.	Proposal to approve a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
53,287,111.55	8,623,027.00	2,518,576.00	0.00

Item 7.01. Regulation FD Disclosure.

On September 3, 2021, the Company issued a press release announcing the results of the Annual Meeting, a copy of which is furnished as Exhibit 99.1.

On September 3, 2021, the Company issued a press release announcing the results of the Reverse Stock Split, a copy of which is furnished as Exhibit 99.2.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Fifth Amendment of the Third Amended and Restated Certificate of Incorporation of Jaguar Health, Inc.
99.1	Press Release Announcing Results of the 2021 Annual Meeting of Stockholders of the Company, dated September 3, 2021.
99.2	Press Release Announcing the Reverse Stock Split, dated September 3, 2021.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: September 3, 2021

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